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                                                                    EXHIBIT 25.2
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ---------

 [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

    A U.S. NATIONAL BANKING ASSOCIATION                      41-1592157
    (Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national bank)                Identification No.)


     SIXTH STREET AND MARQUETTE AVENUE                          55479
          MINNEAPOLIS, MINNESOTA                              (Zip code)
(Address of principal executive offices)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
                               (Agent for Service)

                                   ---------

                           SYNAGRO TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

                          See Table of Guarantors Below

                 DELAWARE                                    76-051132 4
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)


      1800 BERING DRIVE, SUITE 1000                             77037
             HOUSTON, TEXAS                                   (Zip code)
(Address of principal executive offices)

                                   ---------

      GUARANTEES RELATING TO THE 9 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                       (Title of the indenture securities)


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                               TABLE OF GUARANTORS


                                                          STATE OR OTHER         PRIMARY STANDARD
                                                          JURISDICTION OF           INDUSTRIAL
          EXACT NAME OF REGISTRANT                       INCORPORATION OR         CLASSIFICATION        I.R.S. EMPLOYER
        AS SPECIFIED IN ITS CHARTER                        ORGANIZATION            CODE NUMBER       IDENTIFICATION NUMBER
        ---------------------------                      ----------------        ----------------    ---------------------
Atlanta Residuals Company, LLC                              Delaware                  4953                 58-2649922
Composting Corporation of America                           Arkansas                  4953                 None
Environmental Protection & Improvement Company, Inc.        New Jersey                4953, 4212           22-1922397
Fairhaven Residual Systems, Inc.                            Delaware                  4953                 06-1450050
Fairhaven Residuals, Limited Partnership                    Delaware                  4953                 06-1450051
Future - Tech Environmental Services, Inc.                  California                4953                 68-0281821
NETCO-Connecticut, Inc.                                     Connecticut               4953                 06-1345532
NETCO-Residuals Management Systems, Inc.                    Delaware                  4953                 06-1391602
NETCO-Residuals Management, Limited Partnership             Delaware                  4953                 06-1392669
NETCO-Waterbury Systems, Inc., f/k/a
NETCO-Waterbury, Inc.                                       Delaware                  4953                 06-1372032
NETCO-Waterbury, Limited Partnership                        Delaware                  4953                 06-1375202
New England Treatment Company, Inc.                         Rhode Island              4953                 06-1201634
New Haven Residuals Systems, Inc.                           Delaware                  4953                 06-1432757
New Haven Residuals, Limited Partnership                    Delaware                  4953                 06-1432758
New York Organic Fertilizer Company                         New York                  4953                 36-4148694
NYOFCO Holdings Inc.                                        Delaware                  4953                 36-4122352
Organi-Gro, Inc.                                            Arkansas                  4953                 None
Providence Soils, LLC                                       Rhode Island              4953                 06-1559061
Residual Technologies Systems, Inc.                         Delaware                  4953                 06-1439485
Residual Technologies, Limited Partnership                  Delaware                  4953                 06-1439486
Residuals Processing, Inc.                                  California                4953                 76-0366005

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
                                                          STATE OR OTHER         PRIMARY STANDARD
                                                          JURISDICTION OF           INDUSTRIAL
          EXACT NAME OF REGISTRANT                       INCORPORATION OR         CLASSIFICATION        I.R.S. EMPLOYER
        AS SPECIFIED IN ITS CHARTER                        ORGANIZATION            CODE NUMBER       IDENTIFICATION NUMBER
        ---------------------------                      ----------------        ----------------    ---------------------
Soaring Vista Properties, Inc.                              Maryland                  6531                 52-1444015
ST Interco, Inc.                                            Delaware                  4953                 None
Synagro - Baltimore L.L.C.                                  Maryland                  4953                 36-4097600
Synagro Composting Company of California, Inc.              California                4953                 33-0267671
Synagro Delaware, Inc.                                      Delaware                  4953                 51-0405181
Synagro Digestion, Inc.                                     California                4953                 33-0979381
Synagro Management, L.P.                                    Texas                     8741                 76-0664546
Synagro Mid-Atlantic, Inc.                                  Delaware                  4953                 76-0612565
Synagro Midwest - Enviroland, Inc., f/k/a
Enviroland, Inc.                                            Michigan                  4953                 38-2589060
Synagro Midwest, Inc.                                       Delaware                  4953                 76-0612568
Synagro Northeast, Inc.                                     Delaware                  4953                 76-0612564
Synagro of California, Inc.                                 Arizona                   4953                 86-0468598
Synagro of Florida-A&J, Inc.                                Florida                   4953                 65-0751886
Synagro of Florida-Anti-Pollution, Inc.                     Florida                   4953                 74-2917159
Synagro of Florida-Davis Water, Inc.                        Florida                   4953                 59-2210462
Synagro of Florida-Ecosystems, Inc.                         Florida                   4953                 59-2580855
Synagro of Michigan, Inc.                                   Michigan                  4953                 38-3028422
Synagro of Minnesota--Rehbein, Inc.                         Minnesota                 4953                 41-1507969
Synagro of North Carolina-Amsco, Inc.                       North Carolina            4953                 76-0605487
Synagro of North Carolina-EWR, Inc.                         North Carolina            4953                 56-2110110
Synagro of Texas-CDR, Inc.                                  Texas                     4953                 74-2648566
Synagro of Texas-Vital-Cycle, Inc.                          Wisconsin                 4953                 39-1763997
Synagro of Wisconsin, Inc.                                  Wisconsin                 4953                 39-1446277
Synagro Southeast, Inc.                                     Delaware                  4953                 74-2924511

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
                                                          STATE OR OTHER         PRIMARY STANDARD
                                                          JURISDICTION OF           INDUSTRIAL
          EXACT NAME OF REGISTRANT                       INCORPORATION OR         CLASSIFICATION        I.R.S. EMPLOYER
        AS SPECIFIED IN ITS CHARTER                        ORGANIZATION            CODE NUMBER       IDENTIFICATION NUMBER
        ---------------------------                      ----------------        ----------------    ---------------------
Synagro Southwest, Inc.                                     Delaware                  4953                 76-0612567
Synagro Texas, Inc.                                         Texas                     4953                 76-0664372
Synagro West, Inc.                                          Delaware                  4953                 76-0612566
Synagro-WWT, Inc., f/k/a Wheelabrator Water
Technologies, Inc.                                          Maryland                  4953                 52-1130492
Synagro WCWNJ, Inc., f/k/a Wheelabrator Clean
Water New Jersey, Inc.                                      Delaware                  4953                 36-3960817



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
Item 1. General Information.                          Furnish the following information as to the trustee:

                                                      (a)    Name and address of each examining or supervising
                                                             authority to which it is subject.
                                                             Comptroller of the Currency Treasury Department
                                                             Washington, D.C.

                                                             Federal Deposit Insurance Corporation Washington, D.C.

                                                             The Board of Governors of the Federal Reserve System
                                                             Washington, D.C.

                                                      (b)    Whether it is authorized to exercise corporate trust
                                                             powers.

                                                             The trustee is authorized to exercise corporate trust
                                                             powers.

Item 2. Affiliations with Obligor.                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                                                      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under
Item 13.

Item 15. Foreign Trustee.                             Not applicable.

Item 16. List of Exhibits.                            List below all exhibits filed as a part of this Statement of
                                                      Eligibility. Wells Fargo Bank Minnesota, National
                                                      Association incorporates by reference into this Form T-1 the exhibits attached hereto.

   Exhibit 1                                          a.     A copy of the Articles of Association of the trustee
                                                             now in effect.***

   Exhibit 2                                          a.     A copy of the certificate of authority of the trustee
                                                             to commence business issued June 28, 1872, by the
                                                             Comptroller of the Currency to The Northwestern
                                                             National Bank of Minneapolis.*

                                                      b.     A copy of the certificate of the Comptroller of the
                                                             Currency dated January 2, 1934, approving the
                                                             consolidation of The Northwestern National Bank of
                                                             Minneapolis and The Minnesota Loan and Trust Company
                                                             of Minneapolis, with the surviving entity being
                                                             titled Northwestern National Bank and Trust Company
                                                             of Minneapolis.*

                                                      c.     A copy of the certificate of the Acting Comptroller
                                                             of the Currency dated January 12, 1943, as to change
                                                             of corporate title of Northwestern National Bank and
                                                             Trust Company of Minneapolis to Northwestern
                                                             National Bank of Minneapolis.*

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
                                                      d.     A copy of the letter dated May 12, 1983, from the
                                                             Regional Counsel, Comptroller of the Currency,
                                                             acknowledging receipt of notice of name change
                                                             effective May 1, 1983 from Northwestern National
                                                             Bank of Minneapolis to Norwest Bank Minneapolis,
                                                             National Association.*

                                                      e.     A copy of the letter dated January 4, 1988, from the
                                                             Administrator of National Banks for the Comptroller
                                                             of the Currency certifying approval of consolidation
                                                             and merger effective January 1, 1988 of Norwest Bank
                                                             Minneapolis, National Association with various other
                                                             banks under the title of "Norwest Bank Minnesota,
                                                             National Association."*

                                                      f.     A copy of the letter dated July 10, 2000, from the
                                                             Administrator of National Banks for the Comptroller
                                                             of the Currency certifying approval of consolidation
                                                             effective July 8, 2000 of Norwest Bank Minnesota,
                                                             National Association with various other banks under
                                                             the title of "Wells Fargo Bank Minnesota, National
                                                             Association."****

Exhibit 3.                                            A copy of the authorization of the trustee to exercise
                                                      corporate trust powers issued January 2, 1934, by the
                                                      Federal Reserve Board.*

Exhibit 4.                                            Copy of By-laws of the trustee as now in effect.***

Exhibit 5.                                            Not applicable.

Exhibit 6.                                            The consent of the trustee required by Section 321(b) of
                                                      the Act.

Exhibit 7.                                            A copy of the latest report of condition of the trustee
                                                      published pursuant to law or the requirements of its
                                                      supervising or examining authority.**

Exhibit 8.                                            Not applicable.

Exhibit 9.                                            Not applicable.

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*        Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 022-22555.

*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of April, 2002.


                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION

                                               /s/ Melissa A. Scott
                                               -----------------------
                                                   Melissa A. Scott
                                               Corporate Trust Officer


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                                   EXHIBIT 6

April 24, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                               Very truly yours,

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION

                                               /s/ Melissa A. Scott
                                               -----------------------
                                                   Melissa A. Scott
                                               Corporate Trust Officer